                                                                    EXHIBIT 25.1
    ========================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                  -----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)

                                  -----------

                              WCI Communities, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               59-2857021
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                            Bay Colony-Gateway, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               36-4025714
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         Financial Resources Group, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3279648
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           First Fidelity Title, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               59-3321774
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      Florida Lifestyle Management Company
               (Exact name of obligor as specified in its charter)


Florida                                                59-1505694
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                              Livingston Road, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3658689
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                            Panther Developments, LLC
               (Exact name of obligor as specified in its charter)


Delaware                                               59-3707342
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      Sun City Center Golf Properties, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               59-3439449
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)



                          Sun City Center Realty, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-1581628
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)



                             Watermark Realty, Inc.

               (Exact name of obligor as specified in its charter)


Delaware                                               65-0619884
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          WI Ultracorp of Florida, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               59-3684971
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                  The Colony at Pelican Landing Golf Club, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-2415982
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           Communities Amenities, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3431364
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         Communities Home Builders, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3431554
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)



                      Gateway Communications Services, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0133017
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)



                               JYC Holdings, Inc.

               (Exact name of obligor as specified in its charter)


Florida                                                59-3555684
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          Marbella at Pelican Bay, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0738244
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                   Pelican Landing Golf Resort Ventures, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               59-3543449
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                              Sarasota Tower, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-1012613
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                     Tarpon Cove Yacht & Racquet Club, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3413469
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           Tiburon Golf Ventures, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               59-3515983
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)






                         Watermark Realty Referral, Inc.

               (Exact name of obligor as specified in its charter)


Florida                                                59-3227694
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                    WCI Communities Property Management, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0734347
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                              WCI Golf Group, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3518710
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                                WCI Realty, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3408628
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                       Bay Colony Realty Associates, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0227049
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           Bay Colony of Naples, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0323732
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)





                          Coral Ridge Communities, Inc.

               (Exact name of obligor as specified in its charter)


Florida                                                65-0615045
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          Coral Ridge Properties, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                25-1184789
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                            Coral Ridge Realty, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-0980280
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         Coral Ridge Realty Sales, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-2103316
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        Florida Design Communities, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0585945
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        Florida National Properties, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0615052
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)






                            Gateway Communities, Inc.

               (Exact name of obligor as specified in its charter)


Florida                                                59-2167649
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           Gateway Realty Sales, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-2741697
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                                 Heron Bay, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0540040
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                     Heron Bay Golf Course Properties, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0583106
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          Pelican Bay Properties, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-1906557
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        Pelican Landing Communities, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                25-1629089
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)





                        Pelican Landing Properties, Inc.

               (Exact name of obligor as specified in its charter)


Florida                                                25-1629086
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         Pelican Marsh Properties, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                65-0348731
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                            Tarpon Cove Realty, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-2000931
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                                 WCI Homes, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                59-3557486
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        Communities Finance Company, LLC
               (Exact name of obligor as specified in its charter)


Delaware                                               65-1062263
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                             WCI Capital Corporation
               (Exact name of obligor as specified in its charter)


Florida                                                65-1108622
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)






                      Community Specialized Services, Inc.

               (Exact name of obligor as specified in its charter)


Florida                                                59-3740762
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                     WCI Architecture & Land Planning, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                                02-0570572
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

24301 Walden Center Drive
Bonita Springs, Florida                                34134
(Address of principal executive offices)               (Zip code)

                                  -------------

                    9-1/8% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)

    ========================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
              Name                                        Address
--------------------------------------------------------------------------------
     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of April, 2002.


                                        THE BANK OF NEW YORK



                                        By:       /s/  ROBERT A. MASSIMILLO
                                            ------------------------------------
                                            Name:    ROBERT A. MASSIMILLO
                                            Title:      VICE PRESIDENT

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency and coin ..              $ 3,163,218
  Interest-bearing balances ...........................                5,923,554
Securities:
  Held-to-maturity securities .........................                1,210,537
  Available-for-sale securities .......................                9,596,941
Federal funds sold and Securities purchased under
  agreements to resell ................................                4,723,579
Loans and lease financing receivables:
  Loans and leases held for sale ......................                1,104,560
  Loans and leases, net of unearned income ............               36,204,516
  LESS: Allowance for loan and lease losses ...........                  608,227
  Loans and leases, net of unearned income and
   allowance ..........................................               35,596,289
Trading Assets ........................................                8,039,857
Premises and fixed assets (including capitalized
  leases) .............................................                  836,786
Other real estate owned ...............................                    1,292
Investments in unconsolidated subsidiaries and
  associated companies ................................                  207,616
Customers' liability to this bank on acceptances
  outstanding .........................................                  292,295
Intangible assets
   Goodwill ...........................................                1,579,965
   Other intangible assets ............................                   18,971
Other assets ..........................................                5,723,285
                                                                     -----------
Total assets                                                         $78,018,745
                                                                     ===========
LIABILITIES
Deposits:
  In domestic offices .................................              $28,786,182
  Noninterest-bearing .................................               12,264,352
  Interest-bearing ....................................               16,521,830
  In foreign offices, Edge and Agreement
   subsidiaries, and IBFs .............................               27,024,257
  Noninterest-bearing .................................                  407,933
  Interest-bearing ....................................               26,616,325
Federal funds purchased and securities sold under
  agreements to repurchase ............................                1,872,762
Trading liabilities ...................................                2,181,529
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases) ...........................                1,692,630
Bank's liability on acceptances executed and
  outstanding .........................................                  336,900
Subordinated notes and debentures .....................                1,940,000

Other liabilities ...................................                  7,217,748
                                                                     -----------
Total liabilities                                                    $71,052,008
                                                                     ===========
EQUITY CAPITAL
Common stock ........................................                  1,135,284
Surplus .............................................                  1,050,729
Retained earnings ...................................                  4,266,676
Accumulated other comprehensive income ..............                     13,733
Other equity capital components .....................                          0
--------------------------------------------------------------------------------
Total equity capital ................................                  6,466,422
                                                                     -----------
Total liabilities and equity capital ................                $78,015,745
                                                                     ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                            Directors